SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                       ----------------------------------


         Date of Report (Date of earliest event reported): May 25, 2004
                                                           ------------



                                VICOR CORPORATION
               (Exact name of Registrant as specified in charter)



        Delaware                       0-18277                  04-2742817
----------------------------    -----------------------      ----------------
(State or other jurisdiction    (Commission file number)     (IRS employer
of incorporation)                                           identification no.)




                 25 Frontage Road, Andover, Massachusetts 01810
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (978) 470-2900
                                 --------------
              (Registrant's telephone number, including area code)

                                       N/A
                                      ----
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On May 25, 2004, Vicor Corporation issued a press release regarding the Appeals Court Judgment in Vicor Patent Cases. The full text of that press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

This report will not be deemed an admission as to the materiality of any information in the report.

ITEM 7.  EXHIBITS.

(c) Exhibits. The following exhibit is being filed herewith:

Exhibit
Number      Title
-------     -----
99.1        Vicor Corporation's press release dated May 25, 2004.







                  [Remainder of page left blank intentionally]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            VICOR CORPORATION


Dated: May 27, 2004                         By:  /s/ Mark A. Glazer
                                            --------------------------------
                                            Name:    Mark A. Glazer
                                            Title:   Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit
Number   Title
-------  -----
99.1     Vicor Corporation's press release dated May 25, 2004.